Filed pursuant to Rule 497(a)
File No. 333-261816
Rule 482ad
PRIORITY INCOME FUND, INC.
PRICES OFFERING OF PREFERRED STOCK

NEW YORK, New York – February 22, 2022 – Priority Income Fund, Inc. (the “Company”) today announced that it has priced an underwritten public offering of 1,040,000 shares of 6.375% Series L Term Preferred Stock due 2029 (the “Preferred Stock”) at a public offering price of $25 per share, which will result in net proceeds to the Company of approximately $24.9 million after payment of underwriting discounts and commissions and estimated offering expenses payable by the Company. In addition, the Company has granted the underwriters a 30-day option to purchase up to an additional 156,000 shares of Preferred Stock to cover overallotments, if any.

The Company has applied to list the Preferred Stock on the New York Stock Exchange (“NYSE”) under the ticker symbol “PRIF PRL”. If the application is approved, trading on the NYSE in the Preferred Stock is expected to begin within 30 days following the issuance date of the Preferred Stock. The Preferred Stock has been assigned a private rating of “BBB-” by Egan-Jones Ratings Co.

The Company plans to use the net proceeds from the offering of the Preferred Stock to acquire investments in accordance with its investment objective and strategies and for general working capital purposes.

The offering is expected to close on February 28, 2022, subject to customary closing conditions.

Ladenburg Thalmann & Co. Inc. is acting as lead book-running manager for the offering and B. Riley Securities, Inc., InspereX LLC, Wedbush Securities Inc., and William Blair & Company, L.L.C. are acting as joint book-running managers for the offering.

Investors should consider the Company’s investment objectives, risks, charges and expenses carefully before investing. The preliminary prospectus and the final prospectus, when available, which contain this and other information about the Company, should be read carefully before investing. This press release does not constitute an offer to sell or the solicitation of an offer to buy the securities in this offering or any other securities nor will there be any sale of these securities or any other securities referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

The offering of the Preferred Stock may be made only by means of a prospectus. Copies of the preliminary prospectus (and the final prospectus, when available) may be obtained by writing: Ladenburg Thalmann & Co. Inc., 640 5th Avenue, 4th Floor, New York, New York 10019, or: 1-800-573-2541, or: prospectus@ladenburg.com. Copies may also be obtained by visiting EDGAR on the SEC’s website at www.sec.gov.

About Priority Income Fund

Priority Income Fund, Inc., is a registered closed-end fund that was created to acquire and grow an investment portfolio primarily consisting of senior secured loans or pools of senior secured loans known as collateralized loan obligations ("CLOs"). Such loans will generally have a floating interest rate and include a first lien on the assets of the respective borrowers, which typically are private and public companies based in the United States. The Company is managed by Priority Senior Secured Income Management, LLC, which is led by a team of investment professionals from the investment and operations team of Prospect Capital Management L.P. For more information, visit priorityincomefund.com.

FORWARD-LOOKING STATEMENTS

This press release may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this press release may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described in the prospectus and the Company’s other filings with the SEC. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this press release.

Investor Relations Contact:
Lindsey Harrison

lharrison@prospectcap.com
646-845-6059

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE